UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): February 2, 2010

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Its Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

Quarterly Results Press Release

On February 2, 2010, a press release was issued regarding the first quarter 2010 results of Emerson Electric Co. (the “Company”). A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The press release contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Company believes these non-GAAP financial measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in the Company’s most recent Form 10-K filed with the Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change.  Trailing 3-month average versus prior year.)

	October ‘09	November ‘09	December ‘09
Process Management	-10 to -5	-5 to 0	-15 to -10
Industrial Automation	-30 to -25	-20	-15 to -10
Network Power	-15 to -10	-5 to 0	0 to +5
Climate Technologies	+5	+5 to +10	+15 to +20
Appliance and Tools	-20	-10	-5 to 0
Total Emerson	-15 to -10	-10 to -5	-5 to 0

December 2009 Order Comments:

Emerson’s trailing three-month order rate was flat to down 5 percent, with currency positively impacting orders by approximately 6 percentage points.  The trailing three-month order trends excluding currency have shown improvement in all five business segments.  Total underlying orders excluding currency turned slightly positive for the month of December.

The Process Management order rate was down 10 to 15 percent in the trailing three-month period.   Currency exchange rates positively impacted the order rate by approximately 7 percentage points, a much smaller impact than in the October and November trailing three-month periods.  The trailing three-month underlying order trends excluding currency have shown modest improvement since October.

Order trends for Industrial Automation continued to show sequential improvement each month in the trailing three-month period.  Positive order growth was realized in the electronic drives business, while the power generating alternator business remained weak.  Currency exchange rates positively impacted orders by approximately 7 percentage points.

Network Power trailing three-month order trends continued to show improvement, impacted positively by growth in the network power business in Asia and the embedded power and computing businesses.

Climate Technologies orders continued to trend positive, driven by strength in Asia and improvement in air-conditioning and refrigeration end-markets.

Appliance and Tools order trends showed continued improvement, led by growth in some of the consumer-related businesses.

Upcoming Investor Events:

Emerson senior management will discuss the Company’s first quarter 2010 results during an investor conference call that will be held on Tuesday, February 2, 2010.  The call will begin at 2:00 p.m. Eastern Standard Time (1:00 p.m. Central Standard Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s website at www.Emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the website.

February 5, 2010 – Emerson’s Annual Investment Community Update
Location:  New York City
Time:  8:30 a.m. to 11:45 a.m. Eastern Standard Time
Presentation and Webcast:  Access to a webcast of the conference presentations, as well as the presentation slides, will be available in the Investor Relations area of Emerson’s website at www.Emerson.com/financial at the time of the event.  A replay of the webcast and the presentation slides will be available for approximately one week at the same location on the website.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website as they occur.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description of Exhibits

99.1	Emerson’s February 2, 2010 Press Release announcing its first quarter 2010 results.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: February 2, 2010	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Emerson’s February 2, 2010 Press Release announcing its first quarter 2010 results.